UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 22, 2011 (September 16, 2011)

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)
18th Floor, Teda Building
87 Wing Lok Street, Sheungwan, Hong Kong
People’s Republic of China
(Address of Principal Executive Offices)

852-2543-2290
(Registrant's Telephone Number, Including Area Code)
_____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form  8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2011, China Precision Steel, Inc. (the “Company”) received notice from the Listing Qualifications Department of the NASDAQ Stock Market, LLC indicating that, for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share required for continued inclusion on the NASDAQ Capital Market (“NASDAQ”) under NASDAQ Listing Rule 5550(a)(2).  The notification letter states that the Company will be provided 180 calendar days, or until March 14, 2012, to regain compliance with the minimum bid price requirement.  In order to regain compliance, shares of the Company’s common stock must maintain a minimum bid closing price of at least $1.00 per share for a minimum of ten consecutive business days.

The Company intends to actively monitor the bid price for its common stock between now and March 14, 2012, and will consider all available options, including a reverse stock split, to resolve the deficiency and regain compliance with the NASDAQ minimum bid price requirements.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 3.01 above is incorporated by reference herein.  A copy of the Company’s press release regarding the NASDAQ notice, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This report contains certain statements that may include "forward looking statements." All statements other than statements of historical fact included herein are "forward-looking statements," including statements regarding the ability of the Company to resolve the deficiency and regain compliance with the NASDAQ minimum bid price requirements; the general ability of the Company to achieve its commercial objectives; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release dated September 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2011	CHINA PRECISION STEEL, INC.

By: /s/ Hai Sheng Chen
Hai Sheng Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 22, 2011